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                         TRANSAMERICA IDEX MUTUAL FUNDS

                TA IDEX MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

    SUPPLEMENT DATED MARCH 30, 2007 TO THE PROSPECTUS DATED DECEMBER 27, 2006

The following supplements, amends and replaces the first paragraph of the Prospectus in "Section B -- Shareholder Information" under the section entitled "Class C Shares -- Level Load" on page 18:

With Class C shares, you pay no initial sales charge. You will pay a 1.00% CDSC if shares are redeemed during the first 12 months. There are 12b-1 distribution and service fees of up to 1.00% per year. Exchanges of Class C shares into the fund through Merrill Lynch, Pierce, Fenner & Smith Incorporated that previously were not subject to a CDSC will continue to not be subject to such fee. This CDSC waiver may be terminated at any time.



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             INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE USE